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                                                                  Exhibit 19.1

                STATEMENT TO MARINE CERTIFICATEHOLDERS
                  NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month	                                                          Mar-98
Collection Period	                                                      3/1/98
Determination Date	                                                    4/10/98
Deposit Date	                                                          4/14/98
Distribution Date	                                                     4/15/98

MARINE POOL BALANCE
            Marine Pool Balance on the close of the last
              day of the Collection Period (Record Date)	       105,333,829.19
            Marine Certificate Factor	                             87.1941934%
            Marine Ending Certificate Balance (per
              $1,000 certificate)	                                      871.94
            Liquidation Proceeds	                                    79,950.00
            Purchase Amounts	                                                -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE)
            Interest Payments:
            Monthly Interest Payment	                                  4.73162
            Carry-Over Monthly Interest Payment	                             -
            Total Marine Interest Payment	                             4.73162

            Marine Principal Payments:
            Monthly Marine Principal Payment	                         22.21787
            Carry-Over Monthly Marine Principal Payment	                     -
            Total Marine Principal Payment	                           22.21787

            Marine Servicing Fee:
            Marine Servicing Fee	                                      0.55885
            Carry-Over Monthly Marine Servicing Fee	                         -
            Total Marine Servicing Fee	                                0.55885





                      STATEMENT TO RV CERTIFICATEHOLDERS
                     NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Seller"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month	                                                           Mar-98
Collection Period	                                                      3/1/98
Determination Date	                                                    4/10/98
Deposit Date                                                          	4/14/98
Distribution Date	                                                     4/15/98

RV POOL BALANCE
            RV Pool Balance on the close of the last
              day of the Collection Period (Record Date)	        41,684,849.04
            RV Certificate Factor	                                 86.1496878%
            RV Ending Certificate Balance
              (per $1,000 certificate)	                                 861.50
            Liquidation Proceeds	                                    31,655.00
            Purchase Amounts	                                                -

AMOUNTS DISTRIBUTED ON THE DISTRIBUTION DATE (PER $1,000 CERTIFICATE) RV
            Interest Payments:
            Monthly RV Interest Payment	                               4.61845
            Carry-Over Monthly RV Interest Payment	                          -
            Total RV Interest Payment	                                 4.61845

            RV Principal Payments:
            Monthly RV Principal Payment	                             25.24594
            Carry-Over Monthly RV Principal Payment	                         -
            Total RV Principal Payment	                               25.24594

            RV Servicing Fee:
            RV Servicing Fee	                                          0.55421
            Carry-Over Monthly RV Servicing Fee	                             -
            Total RV Servicing Fee	                                    0.55421





                     MONTHLY MARINE SERVICERS CERTIFICATE
                     NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to Marine Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month	                                                         Mar-98
Collection Period                                                    	1-Mar-98
Determination Date	                                                  10-Apr-98
Deposit Date	                                                        14-Apr-98
Distribution Date	                                                   15-Apr-98

MARINE POOL BALANCE
                 Marine Pool Balance on the close of the last
                   day of the preceding Collection Period	      108,017,815.13
                 Marine Principal Collections	                    2,476,992.11
                 Purchase Amounts with respect to Marine
                   Receivables allocable to Principal	                       -
                 Defaulted Marine Receivables	                      206,993.83
                 Marine Pool Balance on the close of the
                   last day of the Collection Period	           105,333,829.19

                 Original Marine Pool Balance	                  120,803,719.92

                 Marine Pool Factor	                               87.1941934%

                 Preference Amounts with respect to Marine Receivables	      -

                 Marine Pass-Through Rate	                             6.3500%
                 Marine Servicing Fee Rate	                            0.7500%

MARINE AVAILABLE FUNDS
                 Marine Collections allocable to interest	        1,347,145.05
                 Purchase Amounts with respect to Marine
                   Receivables allocable to interest	                        -
                 Liquidation Proceeds with respect to
                   Marine Receivables	                               79,950.00
                 Marine Collections allocable to principal	       2,476,992.11
                 Purchase Amounts with respect to Marine
                   Receivables allocable to principal	                       -
                 Other Marine Available Funds	                               -
                 Total Marine Available Funds	                    3,904,087.16

MARINE INTEREST PAYMENT
                 Monthly Marine Interest Payment	                   571,594.27
                 Carry-Over Monthly Marine Interest	                         -
                 Total	                                             571,594.27

MARINE PRINCIPAL PAYMENT
                 Monthly Marine Principal Payment	                2,683,985.94
                 Carry-Over Monthly Marine Principal	                        -
                 Total	                                           2,683,985.94

MARINE SERVICING FEE
                 Servicing Marine Fee	                               67,511.13
                 Carry-Over Monthly Marine Servicing Fee	                    -
                 Total	                                              67,511.13

MARINE RESERVE ACCOUNT CROSS SUPPORT
                 Marine Reserve Account Cross Collateral
                   Withdrawal Amounts from prior Distribution Dates	         -
                 Marine Reserve Account Cross Collateral
                   Withdrawal Amounts	                                       -
                 Distribution to reimburse Marine Reserve Account
                   Cross Collateral Withdrawal Amounts	                      -
                 Total Owed to Reimburse Marine Cross
                   Collateral Withdrawal Account	                            -

DEPOSIT TO MARINE CERTIFICATE ACCOUNT
                 Marine Available Funds	                          3,904,087.16
                 Marine Reserve Account Withdrawal Deposit	                  -
                 RV Reserve Account Cross Collateral Withdrawal Amount	      -
                 Surety Bond Drawing Deposit	                                -
                Total Deposit to the Marine Certificate Account	  3,904,087.16

DISTRIBUTIONS FROM THE MARINE CERTIFICATE ACCOUNT
               Monthly Marine Interest Payment and any
                 Carry-Over Monthly Marine Interest	                571,594.27
               Monthly Marine Principal Payment and any
                 Carry-Over Monthly Marine Principal	             2,683,985.94
               Marine Servicing Fee and any
                 Carry-Over Marine Servicing Fee	                    67,511.13
               Distributions to the Surety Bond Provider	            10,801.78
               Shortfall in RV Certificate Account	                          -
               Distributions to meet shortfall in RV
                 Certificate Account	                                        -
               Distribution to reimburse RV Reserve
                 Account Cross Collateral Withdrawal Amounts	                -
               Distribution to the Marine Reserve Account	          570,194.03
               Distribution to the RV Reserve Account	                       -
               Distributions to the Depositor	                               -

              Carry-Over Monthly Marine Interest to the
                next Distribution Date	                                      -
              Carry-Over Monthly Marine Principal to the
                next Distributions Date              	                       -
              Carry-Over Monthly Marine Servicing Fee to
                the next Distribution Date	                                  -

MARINE  RESERVE ACCOUNT

               Marine Reserve Account Balance as of the end
                 of the preceding Collection Period	              2,412,133.07
               Earnings from investments on the Marine
                 Reserve Account	                                     8,111.09
               Marine Reserve Account Withdrawals	                           -
               Marine Reserve Account Cross Collateral
                 Withdrawal Amounts	                                         -
               Deposits to the Marine Reserve Account	              570,194.03
               Reimbursement of Marine Reserve Account
                 Cross Collateral Withdrawal Amounts	                        -
               Deposits to Marine Reserve Account from RV
                 Available Funds	                                            -
               Marine Reserve Account Balance	                    2,990,438.19
               Distributions of any excess amounts on
                 deposit in the Marine Reserve Account	                      -
               Ending Marine Reserve Account Balance	             2,990,438.19

              Marine Reserve Account Balance as a % of
                 the Marine Pool Balance                              	1.9858%
              Specified Marine Reserve Account Requirement	       3,160,014.88
             Amount needed to fully fund Marine Reserve
                 Account	                                           169,576.68

SURETY BOND
            Outstanding Reimbursement Obligations at
               the end of the preceding Collection Period	                   -
            Preference Amounts	                                              -
            Surety Bond Drawing Amount	                                      -
            Surety Bond Fee	                                         10,801.78
            Interest on Outstanding Reimbursement Obligations
               at the end of the preceding Collection Period	                -
            Amount Owed to Surety Bond Provider	                     10,801.78
            Distributions made to the Surety Bond Provider	          10,801.78
            Remaining Amounts Owed to the Surety Bond Provider	              -

NET CREDIT LOSS RATIO
            Net Credit Losses	                                      127,043.83
            Average Net Credit Loss Ratio - Annualized                  	1.28%

DELINQUENCY ANALYSIS
            Number of Loans
            30 to 59 days past due	                                        149
            60 to 89 days past due	                                         44
            90 or more days past due	                                       78
           Total	                                                          271

           Principal Balance
           30 to 59 days past due	                                1,375,860.18
           60 to 89 days past due	                                  402,315.08
           90 or more days past due	                                953,057.68
          Total	                                                  2,731,232.94

          Delinquency Ratio - 60+ Day Delinquent Accounts

          For the current Collection Period	                           1.2867%
          For the preceding Collection Period	                         1.3473%
          For the second preceding Collection Period	                  1.3888%
          For the third preceding Collection Period	                   1.2661%
          Average 3 month 60 Day + Delinquency Ratio	                  1.3409%
          Average 4 month 60 Day + Delinquency Ratio	                  1.3222%


REPOSSESSION ANALYSIS
          Current Balance of Contracts where Repossession
             Occurred in the Current Month	                         235,930.80
          Number of Contracts where Repossession Occurred
             in the Current Month	                                       18.00


WEIGHTED AVERAGE COMPUTATIONS-MARINE CONTRACTS
           Weighted Average Coupon                                   	11.5130%
           Weighted Average Original Term (months)                     	128.71
           Weighted Average Remaining Term (months)	                        96
           Number of Outstanding Accounts-End of Period	                 9,941


CASH SETTLEMENT FOR THE TRUSTEE
            Total Deposit to the Marine Collection Account	       3,904,087.16
           Marine Servicing Fee	                                     67,511.13
           Marine Interest allocable to the Seller's Certificate	         3.41
           Marine Principal amount allocable to the
              Seller's Certificate	                                      15.99
           Wire Funds to the Surety Bond Provider	                   10,801.78
           Net Deposit to the Marine Certificate
             Account - Excluding Amounts Due to Seller	           3,825,754.84
           Wire Funds to the Marine Certificateholders
             - Interest Amounts	                                    571,590.87
           Wire Funds to the Marine Certificateholders
             - Interest Amounts	                                  2,683,969.95
           Deposit Funds into the Marine Reserve Account	           570,194.03
           Deposit Funds into the RV Reserve Account	                        -
          Wire Funds to NationsCredit	                                       -

Approved by: /s/ LAWRENCE ANGELILLI ------------------------ Authorized Signer




                        MONTHLY RV SERVICERS CERTIFICATE
                      NATIONSCREDIT GRANTOR TRUST 1997 - 2

Pursuant to the Pooling and Servicing Agreement, dated as of September 30, 1997 among NationsCredit Securitization Corporation (as "Depositor"), NationsCredit Corporation of America (as "Servicer") and Bankers Trust Company (as "Trustee" and "Collateral Agent"), the Servicer is required to prepare certain information each month regarding distribution to RV Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date is set forth below.

Month	                                                         Mar-98
Collection Period	                                                    1-Mar-98
Determination Date	                                                  10-Apr-98
Deposit Date	                                                        14-Apr-98
Distribution Date	                                                   15-Apr-98

RV POOL BALANCE
                  RV Pool Balance on the close of the last
                    day of the preceding Collection Period	      42,906,412.80
                  RV Principal Collections	                       1,167,441.13
                  Purchase Amounts with respect to RV
                    Receivables allocable to Principal	                      -
                  Defaulted RV Receivables	                          54,122.63
                  RV Pool Balance on the close of the last
                    day of the Collection Period	                41,684,849.04

                  Original RV Pool Balance	                      48,386,535.24

                  RV Pool Factor	                                  86.1496878%

                  Preference Amounts with respect to RV Receivables	         -

                  RV Pass-Through Rate	                                6.2500%
                  RV Servicing Fee Rate	                               0.7500%

RV AVAILABLE FUNDS
                  RV Collections allocable to interest	             478,104.32
                  Purchase Amounts with respect to RV
                    Receivables allocable to interest	                       -
                  Liquidation Proceeds with respect to
                    RV Receivables	                                  31,655.00
                  RV Collections allocable to principal	          1,167,441.13
                  Purchase Amounts with respect to RV
                    Receivables allocable to principal	                      -
                  Other RV Available Funds	                                  -
                  Total RV Available Funds	                       1,677,200.45

RV INTEREST PAYMENT
                  Monthly RV Interest Payment	                      223,470.90
                  Carry-Over Monthly RV Interest	                            -
                  Total	                                            223,470.90

RV PRINCIPAL PAYMENT
                  Monthly RV Principal Payment	                   1,221,563.76
                  Carry-Over Monthly RV Principal	                           -
                  Total	                                          1,221,563.76

RV SERVICING FEE
                  RV Servicing Fee	                                  26,816.51
		                Carry-Over Monthly Rv Principal                            -
                  Total	                                             26,816.51

RV RESERVE ACCOUNT CROSS SUPPORT
                  RV Reserve Account Cross Collateral Withdrawal
                    Amounts from prior Distribution Dates	                   -
                  RV Reserve Account Cross Collateral Withdrawal
                    Amounts	                                                 -
                  Distribution to reimburse RV Reserve Account
                    Cross Collateral Withdrawal Amounts	                     -
                  Total Owed to Reimburse RV Cross Collateral
                    Withdrawal Account               	                       -

DEPOSIT TO RV CERTIFICATE ACCOUNT
                  RV Available Funds	                             1,677,200.45
                  RV Reserve Account Withdrawal Deposit	                     -
                  Marine Reserve Account Cross Collateral
                    Withdrawal Amount	                                       -
                  Surety Bond Drawing Deposit	                               -
                  Total Owed to Reimburse RV Crodd Collateral
                    Withdrawel Account	                                      -

DISTRIBUTIONS FROM THE RV CERTIFICATE ACCOUNT
                  Monthly RV Interest Payment and any
                    Carry-Over Monthly RV Interest	                 223,470.90
                  Monthly RV Principal Payment and any
                    Carry-Over Monthly RV Principal	              1,221,563.76
                  RV Servicing Fee and any Carry-Over RV
                    Servicing Fee	                                   26,816.51
                  Distributions to the Surety Bond Provider	          4,290.64
                  Shortfall in Marine Certificate Account	                   -
                  Distribution to meet shortfall in Marine
                    Certificate Account	                                     -
                  Distribution to reimburse Marine Reserve
                    Account Cross Collateral Withdrawal Amounts	             -
                  Distributions to the RV Reserve Account	          201,058.64

                  Distribution to the Marine Reserve Account	                -
                  Distributions to the Depositor	                            -


                  Carry-Over Monthly RV Interest to the next
                    Distribution Date	                                       -
                  Carry-Over Monthly RV Principal to the next
                    Distributions Date               	                       -
                  Carry-Over Monthly RV Servicing Fee to the
                    next Distribution Date	                                  -

RV RESERVE ACCOUNT

                  RV Reserve Account Balance as of the end of
                    the preceding Collection Period	              1,949,190.66
                  Earnings from investments on the RV
                    Reserve Account	                                  8,779.03
                  RV Reserve Account Withdrawals	                            -
                  RV Reserve Account Cross Collateral
                    Withdrawal Amounts	                                      -
                  Deposits to the RV Reserve Account	               201,058.64
                  Reimbursement of RV Reserve Account
                    Cross Collateral Withdrawal Amounts	                     -
                  Deposits to RV Reserve Account from Marine
                    Available Funds	                                         -
                  RV Reserve Account Balance	                     2,159,028.33
                  Distributions of any excess amounts on
                    deposit in the RV Reserve Account	                       -
                  Ending RV Reserve Account Balance	              2,159,028.33

                  RV Reserve Account Balance as a % of
                    the RV Pool Balance                               	4.1454%
                  Specified RV Reserve Account Requirement	       2,292,666.70
                  Amount needed to fully fund RV Reserve
                    Account	                                        133,638.37

SURETY BOND
            Outstanding Reimbursement Obligations at the
              end of the preceding Collection Period	                        -
            Preference Amounts	                                              -
            Surety Bond Drawing Amount	                                      -
            Surety Bond Fee	                                          4,290.64
            Interest on Outstanding Reimbursement Obligations
              at the end of the preceding Collection Period	                 -
            Amount Owed to Surety Bond Provider	                      4,290.64
            Distributions made to the Surety Bond Provider	           4,290.64
            Remaining Amounts Owed to the Surety Bond Provider	              -

NET CREDIT LOSS RATIO
                  Net Credit Losses	                                 22,467.63
                  Average Net Credit Loss Ratio	                         1.04%

DELINQUENCY ANALYSIS
                  Number of Loans
                  30 to 59 days past due	                                   41
                  60 to 89 days past due	                                   11
                  90 or more days past due	                                 20
                  Total	                                                    72

                  Principal Balance
                  30 to 59 days past due	                           414,488.76
                  60 to 89 days past due	                           112,067.36
                  90 or more days past due	                         289,618.19
                  Total	                                            816,174.31

                  60 Day + Delinquency Ratio
                  For the current Collection Period                   	0.9636%
                  For the preceding Collection Period                 	1.0937%
                  For the second preceding Collection Period          	0.4348%
                  For the third preceding Collection Period           	0.6725%
                  Average 3 month 60 Day + Delinquency Ratio          	0.8307%
                  Average 4 month 60 Day + Delinquency Ratio          	0.7912%


REPOSSESSION ANALYSIS
                  Current Balance of Contracts where
                    Repossession Occurred in the Current Month      125,946.90
                  Number of Contracts where Repossession
                    Occurred in the Current Month	                        9.00


WEIGHTED AVERAGE COMPUTATIONS-RV CONTRACTS
                  Weighted Average Coupon                            	11.5074%
                  Weighted Average Original Term (months)              	140.99
                  Weighted Average Remaining Term (months)	                 93
                  Number of Outstanding Accounts-End of Period	          3,404


CASH SETTLEMENT FOR THE TRUSTEE
                  Total Deposit to the RV Collection Account	     1,677,200.45
                  RV Servicing Fee	                                  26,816.51
                  RV Interest allocable to the Seller's
                    Certificate	                                          0.00
                  RV Principal amount allocable to the
                    Seller's Certificate	                                 0.01
                  Wire Funds to the Surety Bond Provider	             4,290.64
                  Net Deposit to the RV Certificate Account
                     - Excluding Amounts Due to Seller	           1,646,093.29
                  Wire Funds to the RV Certificateholders
                     - Interest Amounts	                            223,470.90
                  Wire Funds to the RV Certificateholders
                     - Principal Amounts	                         1,221,563.75
                  Deposit Funds into the RV Reserve Account	        201,058.64
                  Deposit Funds into the Marine Reserve Account	             -
                  Wire Funds to NationsCredit	                               -



Approved by:      /s/ LAWRENCE ANGELILLI ------------------- Authorized Signer

                         [NATIONSCREDIT GRANTOR TRUST LETTERHEAD]

April 23, 1998
BY EDGAR
Securities and Exchange Commission Judiciary Plaza 450 Fifth Street, N.W. Washington, D.C. 20549

Re:   NationsCredit Grantor Trust 1997 - 2
Ladies and Gentlemen:
On behalf of NationsCredit Grantor Trust 1997 - 2 (the "Trust") filed herewith via EDGAR is the Trust's Current Report on Form 8-K.

Should you have any questions with regard to the filing, please call the undersigned at (972) 506-5026.

Very truly yours,
/s/ LAWRENCE ANGELILLI --------- Lawrence Angelilli Vice President & Treasurer


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